Statement of Additional Information Supplement dated June 15, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, P, R, S, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:

Invesco Charter Fund	Invesco Diversified Dividend Fund
Invesco Constellation Fund	Invesco Summit Fund
Invesco Disciplined Equity Fund
The following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS - Portfolio Manager Fund Holdings and Information on Other Managed Accounts - Invesco Summit Fund” in Appendix H of the Statement of Additional Information. The following table reflects information as of October 31, 2011 (except as noted):

		Other Registered Mutual		Other Pooled Investment		Other Accounts
	Dollar	Funds Managed (assets in		Vehicles Managed (assets		Managed
	Range of	millions)		in millions)		(assets in millions)
	Investments	Number		Number		Number
“Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Summit Fund
Ryan Amerman	$100,001-$500,000	2	$324.1	2	$108.0	None	None
Erik Voss[2]	None	5	$9,949.1	None	None	None	None

1	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Voss began serving as portfolio manager of Invesco Summit Fund on June 4, 2012. Information for Mr. Voss has been provided as of May 31, 2012.”
AEF SUP-3 061512